                                                                    EXHIBIT 10.2

                           NOVELOS THERAPEUTICS, INC.
                      2000 STOCK OPTION AND INCENTIVE PLAN

1.   Plan Purpose. The purpose of the Novelos Therapeutics, Inc. (the
     "Corporation") 2000 Stock Option and Incentive Plan (the "Plan") is to
     promote the long-term interests of the Corporation and its stockholders by providing a means for attracting and retaining officers and key employees of the Corporation and its Affiliates. It is intended that designated
     Options granted pursuant to the provisions of this Plan to persons employed on a full-time basis will qualify as Incentive Stock Options. Options granted to persons who are not full-time employees will be Non-Qualified
     Stock Options.

2.   Definitions. The following definitions are applicable to the Plan:

     (a)  "Affiliate" - means any "parent corporation" or "subsidiary corporation" of the Corporation as such terms are defined in Section
          424 (e) and (f), respectively, of the Code.

     (b)  "Award" - means the grant by the Committee of an Incentive Stock
          Option, a Non-Qualified Stock Option, or Restricted Stock, or any
          combination thereof, as provided in the Plan

     (c)  "Code" - means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto and the regulation promulgated thereunder.

     (d)  "Committee" - means the Committee referred to in Section 3 hereof.

     (e)  "Continuous Service" - means the absence of any interruption or termination of service as an officer or employee of the Corporation or an Affiliate. Service shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Corporation or in the case of transfers between payroll locations of the Corporation or between payroll locations of the
          Corporation, its parent, its subsidiaries or its successor.

     (f)  "Employee" - means any person, including an officer, who is employed by the Corporation or any Affiliate.

     (g)  "Exercise Price" - means the price per Share at which the Shares subject to an Option may be purchased upon the exercise of such
          Option.

     (h)  "Incentive Stock Option" - means an option to purchase Shares granted by the Committee pursuant to Section 6 hereof which is subject to the limitations and restrictions of Section 8 hereof and is intended to qualify under Section 422 of the Code.

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     (i)  "Fair Market Value" - unless otherwise required by any applicable provision of the Code or any regulation thereunder, means the average of the high and low quoted sales price on the date in question (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) of a share on the Composite Tape for the New York Stock Exchange-Listed Stocks, or if on such date the
          Shares are not quoted on the Composite Tape, on the New York Stock
          Exchange, or, if the Shares are not listed or admitted to trading on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which the
          Shares are listed or admitted to trading, or, if the Shares are not listed or admitted to trading on any such exchange, the mean between the closing high bid and low asked quotations with respect to a Share on such date on the National Association of Securities Dealers, Inc.,
          Automated Quotations System, or any similar system then in use, or, if no such quotations are available, the fair market value on such date of a Share as the Committee shall determine.

     (j)  "Non-Qualified Stock Option" - means an option to purchase Shares granted by the Committee pursuant to Section 6 hereof, which option is not intended to qualify under Section 422 of the Code.

     (k)  "Option" - means an Incentive Stock Option or a Non-Qualified Stock
          Option.

     (l)  "Participant" - means any officer, key employee, consultant or advisor of the Corporation or any Affiliate who is selected by the Committee to receive an Award.

     (m)  "Restricted Period" - means the period of time selected by the
          Committee for the purpose of determining when restrictions are in effect under Section 9 hereof with respect to Restricted Stock awarded under the Plan.

     (n)  "Restricted Stock" - means Shares which have been contingently awarded to a Participant by the Committee subject to the restrictions referred to in Section 9 hereof, so long as such restrictions are in effect.

     (o)  "Shares" - means the shares of common stock, par value $0.01 per share, of the Corporation.

3.   Administration. Within the limitations described herein, the Committee shall administer the Plan, select the Participants to whom Stock Options shall be granted, determine the number of Shares to be granted to each
     Participant pursuant to the Stock Options, determine the method of payment upon exercise of a Stock Option and interpret, construe and implement the provisions of the Plan. By the adoption of this Plan, the Board is delegating to the Committee appointed by the Board, if any, plenary authority to administer the Plan. The Committee, if appointed, shall consist of not less than two (2) members (unless no Committee has been appointed, in which case the entire Board constitutes the "Committee"), who shall serve at the pleasure of the Board. Upon its appointment and during its tenure, the Committee, rather than the

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     Board, shall have the authority to adopt rules and regulations for carrying out the Plan and to interpret, construe and implement the provisions of the
     Plan. Decisions of the Committee shall be binding on the Corporation and on all Employees.

     The following rules shall apply if the Corporation becomes a reporting company under the Securities and Exchange Act of 1934 (the "1934 Act") and
     if required by the then applicable rules of the Securities and Exchange
     Commission. The selection of any eligible Employee to be a recipient of any
     Stock Options and the number and type of such Stock Options to be granted are subject to approval either by the Committee, if the Committee is comprised solely of two or more "Non-Employee Directors", or by the Board.
     With respect to the participation of directors, a majority of the Board and a majority of the directors acting in the matter must be "Non-Employee
     Director" persons. For purposes of this Plan, a "Non-Employee Director"
     means a director, who, (i) is not an officer (as defined in Rule 16a-1(f)
     under the 1934 Act) of the Corporation or a parent or subsidiary of the
     Corporation or otherwise employed by the Corporation, or a parent or subsidiary of the Corporation; (ii) does not receive compensation, directly or indirectly, from the Corporation, a parent or a subsidiary for services rendered as a consultant or in any capacity other than as a director; (iii)
     does not possess an interest in any other transaction for which disclosure would be required under the 1934 Act; and (iv) is not engaged in a business relationship for which disclosure would be required under the 1934 Act.

4.   Participants. The Committee may select from time to time Participants in the Plan from those officers, key employees, consultants and advisors
     (other than Disinterested Persons), of the Corporation or its Affiliates
     who, in the opinion of the Committee, have the capacity for contributing in a substantial measure to the successful performance of the Corporation or its Affiliates.

5.   Shares Subject to Plan. Subject to adjustment by the operation of Section
     10 hereof, the maximum number of Shares with respect to which Awards may be made under the Plan is _____________. The Shares with respect to which
     Awards may be made under the Plan may either be authorized and unissued shares or issued shares which heretofore or hereafter may be reacquired and held as treasury shares. An Award shall not be considered to have been made under the Plan with respect to any Option which terminates or with respect to Restricted Stock which is forfeited, and new Awards may be granted under the Plan with respect to the number of Shares as to which such termination or forfeiture has occurred.

6.   General Terms and Conditions of Options. The Committee shall have full and complete authority and discretion, except as expressly limited by the Plan, to grant Options and to provide the terms and conditions (which need not be identical among Participants) thereof. In particular, the Committee shall prescribe the following terms and conditions: (i) the Exercise Price of any
     Option, which shall not be less than the Fair Market Value per Share at the date of grant of such an Option, (ii) the number of Shares subject to, and the expiration date of, any Option, which expiration date shall not exceed ten years from the date of the grant, (iii) the manner, time and rate
     (cumulative or otherwise) of exercise of such Option, provided, however, that except as otherwise specified in the Plan, no Option shall be exercisable prior to the expiration of one year from the date of grant, and
     (iv) the restrictions, if any, to be placed upon such Option or upon Shares which may be issued upon exercise of such Option. The Committee may, as a condition of granting any Option, require that a

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     Participant agree not to thereafter exercise one or more Options previously granted to such Participant.

7.   Exercise of Options.

     (a)  An Option granted under the Plan shall be exercisable during the lifetime of the Participant to whom such Option was granted only by such Participant, and except as provided in paragraphs (c) and (d) of this Section 7, no such Option may be exercised unless at the time such Participant exercises such Option, such Participant has maintained Continuous Service since the date of grant of such Option.

     (b)  To exercise an Option under the Plan, the Participant to whom such
          Option was granted shall give written notice to the Corporation in form satisfactory to the Committee (and, if partial exercises have been permitted by the Committee, by specifying the number of Shares with respect to which such Participant elects to exercise such Option)
          together with full payment of the Exercise Price, if any and to the extent required. The date of exercise shall be the date on which such notice is received by the Corporation. Payment, if any is required, shall be made either (i) in cash (including check, bank draft or money order) or (ii) if permitted by the Committee, by delivering (A) Shares already owned by the Participant and having a fair market value equal to the applicable exercise price, such fair market value to be determined in such appropriate manner as may be provided by the
          Committee or as may be required in order to comply with or to conform to requirements of any applicable laws or regulations, or (B) a combination of cash and such Shares.

     (c)  If an Employee Participant to whom an Option was granted shall cease to maintain Continuous Service for any reason (including total and partial disability and normal and early retirement, but excluding death and termination of employment by the Corporation or any
          Affiliate for cause) such Participant may, but only within the period of three months immediately succeeding such cessation of Continuous
          Service and in no event after expiration date of such Option, exercise such Option to the extent that such Participant was entitled to exercise such Option at the date of such cessation, provided, however, that such right of exercise after cessation of Continuous Service shall not be available to a Participant if the Committee otherwise determines and so provides in the applicable instrument or instruments evidencing the grant of such Option. If the Continuous Service of a
          Participant to whom an Option was granted by the Corporation is terminated for cause, all rights under any Option of such Participant shall expire immediately upon the giving to the Participant of notice of such termination.

     (d)  In the event of death of an Employee Participant while in the
          Continuous Service of the Corporation or an Affiliate or within the three month period referred to in paragraph (c) of this Section 7, the person to whom any Option held by the Participant at the time of his death is transferred by will or by the laws of descent and distribution may exercise such Option or right at any time within a period of one year succeeding the date of death of such Participant, but only to the extent such Participant was entitled to exercise such
          Option immediately prior to his death and in no event later than ten

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          years from the date of grant of such Option. Following the death of any Participant to whom an Option was granted under the Plan, the
          Committee may, as an alternative means of settlement of such Option, elect to pay to the person to whom such Option is transferred by will or by the laws of descent and distribution the amount by which the
          Fair Market Value per Share on the date of exercise of such Option shall exceed the Exercise Price of such Option, multiplied by the number of Shares with respect to which such Option is properly exercised. Any such settlement of an Option shall be considered an exercise of such Option for all purposes of the Plan.

8.   Incentive Stock Options. Incentive Stock Options may be granted only to
     Participants who are Employees. Any provision of the Plan to the contrary notwithstanding, (i) no Incentive Stock Option shall be granted more than ten years from the date the Plan is adopted by the Board of Directors of the Corporation and no Incentive Stock Option shall be exercisable more then ten years from the date such Incentive Stock Option is granted, (ii)
     the Exercise Price of any Incentive Stock Option shall not be less than the
     Fair Market Value per Share on the date such Incentive Stock Option is granted, (iii) any Incentive Stock Option shall not be transferable by the
     Participant to whom such Incentive Stock Option is granted other than by will or the laws of descent and distribution and shall be exercisable during such Participant's lifetime only by such Participant, (iv) no
     Incentive Stock Option shall be granted to any individual who, at the time such Incentive Stock Option is granted, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the
     Corporation or Affiliate unless the Exercise Price of such Incentive Stock
     Option is at least 110 percent of the Fair Market Value per Share at the date of grant and such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted, and (v) the aggregate Fair Market Value (determined as of the time any Incentive Stock Option is granted) of the Shares with respect to which
     Incentive Stock Options are exercisable for the first time by the
     Participant in any calendar year shall not exceed $100,000.

9.   Terms and Conditions of Restricted Stock. The Committee shall have full and complete authority, subject to the limitations of the Plan, to grant awards of Restricted Stock and, in addition to the terms and conditions contained in paragraphs (a) through (f) of this section 9, to provide such other terms and conditions (which need not be identical among Participants) in respect of such Awards, and the vesting thereof, as the Committee shall determine and provide in the agreement referred to in paragraph (d) of this
     Section 9.

     (a)  At the time of an award of Restricted Stock, the Committee shall establish for each participant a Restricted Period during which or at the expiration of which, as the Committee shall determine and provide in the agreement referred to in paragraph (d) of this Section 9, the shares awarded and Restricted Stock shall vest and, subject to any other terms and conditions as the Committee shall provide, shares of
          Restricted Stock may not be sold, assigned, transferred, pledge or otherwise encumbered by the Participant, except as hereinafter provided, during the Restricted Period. Except for such restrictions, and subject to paragraphs (c), (d) and (e) of this Section 9 and
          Section 10 hereof, the Participant as owner of such shares shall have all the rights of a stockholder including but not limited to the right to receive all

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          dividends paid on such shares and the right to vote such shares. The
          Committee shall have the authority, in its discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect to any shares of Restricted Stock prior to the expiration of the Restricted Period with respect thereto, or to remove any or all of such restrictions, whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the commencement of such Restricted Period.

     (b)  Except as provided in Section 12 hereof, if an Employee Participant ceases to maintain Continuous Service for any reason (other than death, total or partial disability, or normal or early retirement)
          unless the Committee shall otherwise determine and provide in the agreement referred to in paragraph (d) of this Section 9, all shares of Restricted Stock theretofore awarded to such Participant and which at the time of such termination of Continuous Service are subject to the restrictions imposed by paragraph (a) of this Section 9 shall upon such termination of Continuous Service be forfeited and returned to the Corporation. Unless the Committee shall have provided in the agreement referred to in paragraph (d) of this Section 9 for a ratable lapse of restrictions with respect to an award of shares of Restricted
          Stock during the Restricted Period, if an Employee Participant ceases to maintain Continuous Service by reason of death, total or partial disability or normal or early retirement, such portion of such shares of Restricted Stock awarded to such Participant which at the time of such termination of Continuous Service are subject to the restrictions imposed by paragraph (a) of this Section 9 as shall be equal to the portion of the Restricted Period with respect to such shares which shall have elapsed at the time of such termination of Continuous
          Service shall be free of restrictions and shall not be forfeited.

     (c)  Each certificate issued in respect of the shares of Restricted Stock awarded under the Plan shall be registered in the name of the
          Participant and deposited by the Employee Participant, together with a stock power endorsed in blank, with the Corporation and shall bear the following (or a similar) legend:

                    "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions
               (including forfeiture) contained in the 2000 Stock Option and
               Incentive Plan, of Novelos Therapeutics, Inc., and an Agreement
               entered into between the registered owner and Novelos
               Therapeutics, Inc. Copies of such Plan and Agreement are on file in the offices of Novelos Therapeutics, Inc., 255 Washington
               Street, Newton, MA 02458."

     (d)  At the time of an award of shares of Restricted Stock, the Participant shall enter into an Agreement with the Corporation in a form specified by the Committee, agreeing to the terms and conditions of the award and such other matters as the Committee shall in its sole discretion determine.

     (e)  At the time of an award of shares of Restricted Stock, the Committee may, in its discretion, determine that the payment to the Participant of dividends

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          declared or paid on such shares by the Corporations or specified portion thereof, shall be deferred until the earlier to occur of (i)
          the lapsing of the restrictions imposed under paragraph (a) of the
          Section 9 or (ii) the forfeiture of such shares under paragraph (b) of this Section 9, and shall be held by the Corporation for the account of the Participant until such time. In the event of such deferral, there shall be credited at the end of each year (or portion thereof)
          interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine.
          Payment of deferred dividends, together with interest accrued thereon as aforesaid, shall be made upon the earlier to occur of the events specified in (i) and (ii) of the immediately preceding sentence.

     (f)  At the expiration of the restrictions imposed by paragraph (a) of this
          Section 9, the Corporation shall redeliver to the Participant (or where the relevant provision of paragraph (b) of this Section 9 applies in the case of a deceased Participant, to his legal representative, beneficiary or heir) the certificate(s) of stock power deposited with it pursuant to paragraph (c) of this Section 9 and the
          Shares represented by such certificate(s) shall be free of the restrictions referred to in paragraph (a) of this Section 9.

10.  Adjustments Upon Changes in Capitalization. In the event of any change in the outstanding shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, mergers, consolidation or any change in the corporate structure of Shares of the Corporation, the maximum aggregate number of class of shares as to which Awards may be granted under the Plan and the number and class of shares with respect to which Awards theretofore have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any shares of stock or other securities received, as a result of any of the foregoing, by a Participant with respect to Restricted Stock shall be subject to the same restrictions and the certificate(s) or other instruments representing or evidencing such shares or securities shall be legended and deposited with the Corporation in the manner in Section 9 hereof.

11.  Effect of Merger on Options. In the case of any merger, consolidation or combination of the Corporation (other than a merger, consolidation or combination in which the Corporation is the continuing entity and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof), any Participant to whom an Option has been granted under the Plan shall have the right (subject to the provisions of the Plan and any limitation applicable to such Option) thereafter and during the term of each such Option to receive, upon the exercise of any Option, different securities, cash or other property, or any combination thereof, in an amount equal to the excess of the fair market value on the date of such exercise of the securities, cash or other property, or combination thereof, receivable upon such merger, consolidation or combination in respect of a
     Share over the Exercise Price of such Option, multiplied by the number of
     Shares with respect to which such Option shall have been exercised. Such amount may be payable fully in cash, fully in one or more of the kind or kinds of property payable in such merger, consolidation or combination, or partly in cash and partly in one or more such kind or kinds of property, all in the discretion of the Committee.

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12.  Effect of Change in Control. Each of the events specified in the following clauses (i) through (iii) of this Section 12 shall be deemed a "change in control": (i) any third person, including a "group" as defined in Section
     13(d)(3) of the Securities Exchange Act of 1934 shall become the beneficial owner of shares of the Corporation with respect to which 25% or more of the total number of votes for the election of the Board of Directors of the
     Corporation may be cast, (ii) as a result of, or in connection with, any cash tender offer, exchange offer, merger or other business combination, sale of assets or contested election, or combinations of the foregoing, the persons who were directors of the Corporation shall cease to constitute a majority of the Board of Directors of the Corporation or (iii) the
     shareholders of the Corporation shall approve an agreement providing either for a transaction in which the Corporation will cease to be an independent entity or for a sale or other disposition of all or substantially all the assets of the Corporation, provided, however, that the occurrence of any such events shall not be deemed a "change in control" if, prior to such occurrence, a resolution specifically approving such occurrence shall have been adopted by at least a majority of the Board of Directors of the
     Corporation. If the Continuous Service of any Participant of the
     Corporation or any Affiliate is involuntarily terminated, for whatever, reason, at any time within eighteen months after a change in control, unless the Committee shall have otherwise provided in the agreement referred to in paragraph (d) of Section 9 hereof, any Restricted Period with respect to Restricted Stock theretofore awarded to such Participant shall lapse upon such termination and all Shares awarded as Restricted
     Stock shall become fully vested in the Participant to whom such Shares were awarded. If a tender offer or exchange offer for Shares (other than such an offer by the Corporation) is commenced, or if the event specified in clause
     (iii) above shall occur, unless the Committee shall have otherwise provided in the instrument evidencing the grant of an Option, all Options theretofore granted and not fully exercisable shall become exercisable in full upon the happening of such event and shall remain so exercisable in accordance with their terms; provided, however, than no Option shall be exercisable by a director or officer of the Corporation within six months of the date of grant of such Option and no Option which has previously been exercised or otherwise terminated shall become exercisable.

13.  Assignment and Transfers. No Award nor any right or interest of a
     Participant under the Plan in any instrument evidencing any Award under the
     Plan may be assigned, encumbered or transferred except, in the event of the death of a Participant, by will or the laws of descent and distribution.

14.  Employee Rights Under the Plan. No officer or key employee shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant and no officer, employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Corporation or any
     Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any employee any right to be retained in the employ of the Corporation or any Affiliate.

15.  Delivery and Registration of Stock. The Corporation's obligation to deliver
     Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provision of the Securities Act of 1933 or

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     any other Federal, state or local securities legislation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such Securities Act of 1933 or other securities legislation. The Corporation shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange or system on which Shares may then be listed, and (ii) the completion of such registration or other qualification of such Shares under any state or Federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

16.  Withholding Tax. Upon termination of the Restricted Period with respect to any shares of Restricted Stock (or at any such earlier time, if any, that an election is made by the Participant under Section 83(b) of the Code, or any successor provision thereto, to include the value of such shares in taxable income), the Corporation shall have the right to require the
     Participant or other person receiving such Shares to pay the Corporation the amount of any taxes which the Corporation is required to withhold with respect to such shares or, in lieu thereof, to retain or sell without notice, a sufficient number of shares held by it to cover the amount required to be withheld. The Corporation shall have the right to deduct from all dividends paid with respect to shares of Restricted Stock the amount of any taxes which the Corporation is required to withhold with respect to such dividend payments.

     Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option pursuant to the Plan, the Corporation shall have the right to require the Participant or such other person to pay the
     Corporation the amount of any taxes which the Corporation is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

17.  Amendment or Termination. The Board of Directors of the Corporation may
     amend, suspend or terminate the Plan or any portion thereof at any time, but (except as provided in Section 10 hereof) no amendment shall be made without approval of the stockholders of the Corporation which shall (i)
     materially increase the aggregate number of Shares with respect to which
     Awards may be made under the Plan, (ii) materially increase the benefits accruing to Participants under the Plan or (iii) change the class of persons eligible to participate in the Plan; provided, however, that no such amendment, suspension or termination shall impair the rights of any
     Participant, without his consent, in any Award theretofore made pursuant to the Plan.

18.  Effective Date and Term of Plan. The Plan shall become effective upon its adoption by the Board of Directors of the Corporation, subject to ratification by vote of the holders of a majority of the outstanding shares of the Corporation entitled to vote on the adoption of the Plan. It shall continue in effect for a term of ten years unless sooner terminated under section 17 hereof.

19.  General Provisions.

     (a)  Written Agreements. Each award granted under the Plan shall be confirmed by, and shall be subject to, the terms of the agreement executed by the Corporation and the Participant. The Committee may
          terminate any Award made under the Plan if the agreement relating thereto is not executed and

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          returned to the Corporation within 60 days after the agreement has been delivered to the Participant for his or her execution.

     (b)  Unfunded Status of Plan. The Plan is intended to constitute an
          "unfunded" plan for incentive and deferred compensation and the
          Corporation shall not be required to segregate any assets in respect of the Plan. With respect to any payments not yet made to the
          Participant by the Corporation, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Corporation.

     (c)  Employees

          1)   Engaging in Competition with the Corporation. In the event an
               Employee Participant terminates his employment with the
               Corporation or an Affiliate for any reason whatsoever, and within
               [twelve (12)] months after the date thereof accepts employment with any competitor of, or otherwise engages in competition with, the Corporation, the Committee, in its sole discretion, may require such Participant to return to the Corporation the
               economic value of any Award which was realized or obtained
               (measured at the date of exercise, vesting or payment) by such
               Participant at any time during the period beginning on that date which is six months prior to the date of such Participant's termination of employment with the Corporation.

          2)   Termination for Cause. In the event an Employee Participant is terminated for cause, all rights under any Option of such
               Participant shall expire immediately on the giving of notice of such termination to the Participant pursuant to section 7(c)
               hereof. In such event, the Committee, in its sole discretion, may require such Participant to return to the Corporation the
               economic value of any Award which was realized or obtained
               (measured at the date of exercise, vesting or payment) by such
               Participant at any time during the period beginning on that date which is six months prior to the date of such Participant's termination of employment with the Corporation.

          3)   No Right of Employment. Nothing contained in the Plan or in any
               Award hereunder shall be deemed to confer upon any Employee of the Corporation or any Affiliate any right to continued
               employment with the Corporation or any Affiliate, nor shall it interfere in any way with the right of the Corporation or any
               Affiliate to terminate the employment of any of its Employees at any time.

     (d)  Indemnification. No member of the Board or the Committee, nor any officer or employee of the Corporation acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made with respect to the
          Plan, and all members of the Board or the Committee and all officers or employees of the Corporation acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the
          Corporation in respect of any such action, determination or interpretation.

     (e)  Additional Incentive Arrangements. Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive

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          arrangements as it may deem desirable, including, but not limited to, the granting of Stock Options and the awarding of stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

     (f)  Governing Law. The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts (without regard to choice of law provisions).

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